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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 2, 2001


                                SCORE ONE, INC.
            (Exact name of registrant as specified in its charter)


           Nevada                    000-26717                88-0409164
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer)
     of incorporation)                                  Identification Number)


                          Unit 2, 34/F Cable TV Tower
                               9 Hoi Shing Road
                                   Hong Kong
                   (Address of principal executive offices)

    Registrant's telephone number, including area code:  011-852.2406.8978


                                Not applicable
         (Former name or former address, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 2, 2001 Score One, Inc., a Nevada corporation (the "Company"), accepted the resignation of Blackman, Kalick, Bartelstein LLP ("BKL"), as the Company's independent accountants. Effective August 9, 2001, the Company Engaged Clancy & Co., P.L.L.C ("CC") as the Company's new Independent accountants. The resignation of BKL and the retention of CC were accepted by the Company's Board of Directors.

Prior to the engagement of CC, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

BKL audited the Company's financial statements for the period from June 1, 2000 to December 31, 2000. BKL's report for this period did not contain an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the period from June 1, 2000 to December 31, 2000 and the period from January 1, 2001 to August 2, 2001, there were no disagreements with BKL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKL, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B for the fiscal year ended May 31, 2000 or for the period from June 1, 2000 to December 31, 2000 and the subsequent interim period through August 31, 2001.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on November 24, 2000, BDO International ("BDO") audited the Company's consolidated balance sheets as of May 31, 2000 and December 31, 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the five-month period ended May 31, 2000 and the year ended December 31, 1999. BDO's reports for this period did not contain an adverse opinion on a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the period from June 1, 2000 to October 17, 2000 and the period from January 1, 2000 to May 31, 2000, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from January 1, 2000 to May 31, 2000 and the subsequent interim periods through October 17, 2000.

The Company has provided BKL with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of BKL's letter is attached as an exhibit to this Current Report on Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Financial Statements. None
      (b) Pro Forma Financial Statements. None
      (c) Exhibits. Letter from Blackman Kallick Bartelstein LLP

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SCORE ONE, INC.

Date: September 5, 2001                         By:  /s/ WING CHEONG HO
                                                 ----------------------------
                                                 Name:  Wing Cheong Ho
                                                 Title: President and
                                                 Chief Executive Officer

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                               INDEX TO EXHIBITS

Exhibit
Number    Description
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16.1      Letter from BKL International LLP

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